Exhibit 99.2



                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                        (In millions except share data)

                                    ASSETS

                                                June 30,
                                                  1993     December 31,
                                               (Restated)     1992
                                               ----------- ------------
Current
 Cash and cash equivalents                     $     933   $     956
 Marketable securities, at cost                      147         107
                                               ----------- -----------
                                                   1,080       1,063
 Trade accounts receivable, less
  allowances of $37 at June 30
  and $33 at December 31                           1,351       1,055
 Finance subsidiary receivables                       32          31
 Inventories                                       1,115       1,019
 Prepaid expenses and other assets                 1,298       1,080
                                               ----------- -----------
Total Current Assets                               4,876       4,248
                                               ----------- -----------

Investments and Other Assets
 Investments
  Coca-Cola Enterprises Inc.                         516         518
  Coca-Cola Amatil Limited                           554         548
  Other, principally bottling companies            1,086       1,097
 Finance subsidiary receivables                       97          95
 Marketable securities and other assets              554         637
                                               ----------- -----------
                                                   2,807       2,895
                                               ----------- -----------

Property, Plant and Equipment
 Land                                                224         203
 Buildings and improvements                        1,614       1,529
 Machinery and equipment                           3,333       3,137
 Containers                                          374         374
                                               ----------- -----------
                                                   5,545       5,243

  Less allowances for depreciation                 1,816       1,717
                                               ----------- -----------
                                                   3,729       3,526
                                               ----------- -----------

Goodwill and Other Intangible Assets                 436         383
                                               ----------- -----------

                                               $  11,848   $  11,052
                                               =========== ===========

                                         10

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     LIABILITIES AND SHARE-OWNERS' EQUITY


                                                June 30,
                                                  1993     December 31,
                                               (Restated)     1992
                                               ----------  ------------
Current
 Accounts payable and accrued expenses         $   2,219   $   2,253
 Loans and notes payable                           2,196       1,967
 Finance subsidiary notes payable                    116         105
 Current maturities of long-term debt                 11          15
 Accrued taxes                                     1,169         963
                                               ----------- -----------
Total Current Liabilities                          5,711       5,303
                                               ----------- -----------

Long-Term Debt                                     1,163       1,120
                                               ----------- -----------

Other Liabilities                                    700         659
                                               ----------- -----------

Deferred Income Taxes                                 28          82
                                               ----------- -----------

Share-Owners' Equity
 Common stock, $.25 par value -
  Authorized: 2,800,000,000 shares;
  Issued: 1,701,470,836 shares at June 30;
  1,696,202,840 shares at December 31                425         424
 Capital surplus                                   1,034         871
 Reinvested earnings                               8,843       8,165
 Unearned compensation related to
  outstanding restricted stock                       (91)       (100)
 Foreign currency translation adjustment            (328)       (271)
                                               ----------- -----------
                                                   9,883       9,089

 Less treasury stock, at cost
  (400,372,136 common shares at June 30;
  389,431,622 common shares at December 31)        5,637       5,201
                                               ----------- -----------
                                                   4,246       3,888
                                               ----------- -----------

                                               $  11,848   $  11,052
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         11

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                      (In millions except per share data)


                       Three Months Ended June 30,   Six Months Ended June 30,
                       ---------------------------   -------------------------
                                                       1993
                            1993          1992       (Restated)        1992
                          ----------    ----------   ----------     ----------
Net Operating Revenues    $ 3,899       $ 3,550      $  6,955      $  6,322
Cost of goods sold          1,464         1,373         2,557         2,405
                          ----------    ----------   ----------    ----------

Gross Profit                2,435         2,177         4,398         3,917
Selling, administrative
 and general expenses       1,476         1,345         2,762         2,511
                          ----------    ----------   ----------    ----------

Operating Income              959           832         1,636         1,406
Interest income                32            33            67            73
Interest expense               40            44            86            86
Equity income                  39            15            68            23
Other deductions - net         10            12            49            29
                          ----------    ----------   ----------    ----------

Income before Income
 Taxes and Changes in
 Accounting Principles        980           824         1,636         1,387

Income taxes                  302           259           504           436
                          ----------    ----------   ----------    ----------

Income before Changes
 in Accounting
 Principles                   678           565         1,132           951
Transition effects of
 changes in accounting
 principles
  Postemployment benefits      --            --           (12)           --
  Postretirement benefits
   other than pensions
     Consolidated
       operations              --            --            --          (146)
     Equity investments        --            --            --           (73)
                          ----------    ----------   ----------    ----------

Net Income                $   678       $   565      $  1,120      $    732
                          ==========    ==========   ==========    ==========

Income per Share
Before changes in
 accounting principles    $   .52       $   .43      $    .87      $    .72
Transition effects of
  changes in accounting
  principles
  Postemployment benefits      --            --          (.01)           --
  Postretirement benefits
   other than pensions
     Consolidated
      operations               --            --            --          (.11)
     Equity investments        --            --            --          (.06)
                          ----------    ----------   ----------    ----------

Net Income per Share      $   .52       $   .43      $    .86      $    .55
                          ==========    ==========   ==========    ==========

Dividends per Share       $   .17       $   .14      $    .34      $    .28
                          ==========    ==========   ==========    ==========

Average Shares
 Outstanding                1,303         1,318         1,304         1,322
                          ==========    ==========   ==========    ==========

See Note to Condensed Consolidated Financial Statements.

                                         12

                    THE COCA-COLA COMPANY AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                                 (In millions)

                                                  Six Months Ended
                                                       June 30,
                                               -----------------------
                                                  1993
                                               (Restated)     1992
                                               ----------- -----------
Operating Activities
 Net income                                    $   1,120   $     732
 Transition effects of changes in
  accounting principles                               12         219
 Depreciation and amortization                       173         160
 Deferred income taxes                               (19)        (34)
 Equity income, net of dividends                     (36)         (7)
 Foreign currency adjustments                        (10)          4
 Other noncash items                                  12          15
 Net change in operating assets and
  liabilities                                       (242)       (490)
                                               ----------- -----------
  Net cash provided by operating activities        1,010         599
                                               ----------- -----------

Investing Activities
 Additions to finance subsidiary receivables         (26)         (8)
 Collections of finance subsidiary
  receivables                                         23         243
 Acquisitions and investments                       (430)       (169)
 Proceeds from disposals of investments
  and other assets                                   399          38
 Increase in marketable securities                   (42)        (24)
 Purchases of property, plant and equipment         (398)       (402)
 Proceeds from disposals of property, plant
  and equipment                                       24          81
 All other investing activities                      (14)          1
                                               ----------- -----------
  Net cash used in investing activities             (464)       (240)
                                               ----------- -----------
  Net cash provided by operations
   after reinvestment                                546         359
                                               ----------- -----------

Financing Activities
 Issuances of debt                                   436         540
 Payments of debt                                   (267)        (92)
 Issuances of stock                                  121          41
 Purchases of stock for treasury                    (436)       (704)
 Dividends                                          (422)       (185)
                                               ----------- -----------
  Net cash used in financing activities             (568)       (400)
                                               ----------- -----------

Effect of Exchange Rate Changes on Cash
 and Cash Equivalents                                 (1)        (30)
                                               ----------- -----------

Cash and Cash Equivalents
 Net decrease during the period                      (23)        (71)
 Balance at beginning of period                      956       1,058
                                               ----------- -----------

  Balance at end of period                     $     933   $     987
                                               =========== ===========

Interest Paid                                  $      96   $      89
                                               =========== ===========

Income Taxes Paid                              $     314   $     581
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         13